EXHIBIT 31.5

Certification of Chief Executive Officer

under Section 302 of the Sarbanes-Oxley Act

I, Martin McGlynn, certify that:

(1)	I have reviewed this Amendment No. 2 to the annual report on Form 10-K of StemCells, Inc.; and

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 11, 2013

/s/ Martin McGlynn
Martin McGlynn
President and Chief Executive Officer